UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06292

UBS Investment Trust

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq. UBS Asset Management One North Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Copy to:
Stephen H. Bier, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036-6797

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: August 31

Date of reporting period: February 29, 2020

Item 1. Reports to Stockholders.

UBS U.S. Allocation Fund

Semiannual Report | February 29, 2020

UBS U.S. Allocation Fund

April 15, 2020

Dear Shareholder,

We present you with the semiannual report for UBS U.S. Allocation Fund (the "Fund") for the six months ended February 29, 2020.

Performance

Over the six months ended February 29, 2020, the Fund's Class A shares returned 2.61% before deducting the maximum sales charge and returned -3.03% after deducting the maximum sales charge. During the same period, the Fund's primary benchmark, the S&P 500 Index,1 which tracks large cap US equities, returned 1.92%. Since the Fund invests in both stocks and bonds, we believe it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Benchmark (the Fund's secondary benchmark),2 which returned 2.41% during the period. (Returns for all share classes over various time periods and descriptions of the indices are shown in "Performance at a glance" on page 6; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

Market commentary

The US economy continued to expand during the reporting period, albeit at a modest pace. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at a 2.0%, 2.1% and 2.1% seasonally adjusted annualized rate during the second, third and fourth quarters of 2019, respectively. The US Commerce Department's initial estimate for first quarter GDP growth in the US will be released on April 29, 2020. Based on incoming data, the economy is expected to meaningfully contract given the impact from the coronavirus.

The US Federal Reserve Board (the "Fed") proactively addressed moderating growth with a "dovish pivot" in January 2019. In particular, after raising interest rates four times in 2018, the Fed indicated it would pause from additional rate hikes. After analyzing incoming economic data for several months, the Fed pulled the trigger and lowered the federal funds rate at its meetings in July, September and October 2019. At its meeting in January 2020, the Fed reiterated its intention to pause from further actions for the time being as it continued to analyze incoming economic data. However, on March 3, 2020, after the reporting period ended, the Fed cut the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowed the federal funds rate to a range between 0.00% and 0.25%. In addition, the Fed announced that, "over coming months the Committee will increase its holdings of Treasury securities by at least $500 billion and its holdings of agency mortgage-backed securities by at least $200 billion." Finally, on March 23, the Fed said, "It has become clear that our economy will face severe disruptions...Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate." This included essentially unlimited purchases of Treasury and mortgage securities, and the future purchase of $375 billion in Treasury securities and $250 billion in mortgage securities during the week of March 23.

UBS U.S. Allocation Fund

Investment Objective:

Total return, consisting of long-term capital appreciation and current income

Portfolio Managers:

Alan Zlatar
Paul Lang
UBS Asset Management
(Americas) Inc.

Commencement:

Class A—May 10, 1993
Class P—May 10, 1993

Dividend payments:

Annually, if any

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund's inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Blomberg Barclays US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg Barclays US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

The US equity market initially rallied sharply, but later gave back most of its gains. Over the first four months of the period, US equities rallied as investor sentiment was supported by the "phase one" trade deal between the US and China, resilient economic growth and corporate profits that often exceeded expectations. After reaching an all-time high on February 19, 2020, concerns over the coronavirus and its impact on global economic growth took a severe toll on the equity market. The S&P 500 Index then fell nearly 13% through the end of February and into correction territory (a loss of at least 10%). All told, the S&P 500 Index3 gained 1.92% during the six months ended February 29, 2020.

The global fixed income market posted positive results during the reporting period. In the US, both short- and long-term Treasury yields declined (bond yields and prices move in the opposite direction). Periods of investor risk aversion due to the coronavirus, fears of a global recession, the Fed's monetary policy reversal and modest inflation helped to push yields lower. For the six month reporting period, the yield on the US 10-year Treasury fell from 1.50% to 1.13%. Government bond yields outside the US also generally moved lower. The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,4 returned 3.39% for the six months ended February 29, 2020. Returns of riskier fixed income securities were also positive. High yield bonds, as measured by the ICE BofA US High Yield Cash Pay Constrained Index,5 returned 1.33% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 gained 2.65%.

Portfolio commentary

What worked

•  Overall, security selection contributed to results during the reporting period. The US growth equity portion of the Fund delivered the strongest security selection results, followed by the US equity core portion.

•  Overall, asset allocation contributed positively to performance during the reporting period.7

  – We began the reporting period slightly underweight equities and underweight fixed income versus the UBS U.S. Allocation Fund Benchmark, with a 64.0% and 29.5% allocation, respectively, and a 6.5% target weight to cash.

  – At the end of the reporting period, the Fund was allocated as follows: US equities—65.0%; US investment grade bonds—30.5%; US high yield bonds—0.0%; US Treasury Inflation-Protected Securities (TIPS)—2.0%; cash—2.5%. For comparison purposes, neutral Index weights for the Fund are 65.0% equities and 35.0% fixed income.

  – We tactically adjusted the portfolio during the reporting period given the changing economic and market environment. We closed our underweight to equities and reduced our underweight to fixed income by increasing the Fund's US government fixed income exposure at the beginning of the period, while increasing the

3  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The ICE BofA US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

7  Allocations include derivatives exposure.

underweight to US corportate bonds. Over the period, we also reduced our target allocation to cash. Overall, asset allocation decisions within equities had a flat to slightly positive impact on relative returns, as we generally maintained neutral exposure to the asset class over the period. Within fixed income, allocation decisions also had a flat to slightly positive impact on relative returns. This was driven by the Fund's underweight to US credit and overweight to US investment-grade bonds. This fixed income positioning was beneficial, as coronavirus fears weighed heavily on riskier asset classes like US high-yield and equites at the end of the reporting period.

•  In the US Equity Core portion of the Fund, stock selection in the energy and health care sectors were the largest contributors to relative performance. On an individual stock basis, the largest contributors included:

  – Stericycle shares outperformed as the company continued to make progress toward simplifying their business by divesting non-core businesses.

  – Under new Chief Executive Officer Mark Mallon, Ironwood Pharmaceuticals has made significant progress in stabilizing rebates on its flagship product Linzess, simplifying its partnerships with Astellas and Astra Zeneca. The company also reduced expenses to improve margins and cash flow, driving its outperformance in the latter part of 2019. The company's shares continued to outperform in early 2020, as the company reached settlement agreements with the last two generic filers against Linzess, effectively securing two to three years of additional exclusivity for their key product. We sold out of the position.

  – UnitedHealth Group—as well as much of managed care—has outperformed after the company reported solid 3Q results (with no evidence of accelerating medical cost trends as some feared coming out of 2Q), raised FY19 guidance and most importantly offered an initial 2020 outlook that was ahead of expectations. In November, the outperformance continued as investors' concerns around the potential for significant healthcare reform began to recede.

•  In the US Equity Core portion of the Fund, an underweight in the energy sector was positive for relative performance.

  In the US growth equity portion of the Fund, underweights to industrials, consumer staples and real estate contributed to performance. Security selection within industrials, information technology and consumer discretionary was also a positive for performance. Several holdings were additive to performance on a relative basis including:

  – Autodesk was a positive contributor, as the company delivered solid earnings results and guidance over the period that pointed to strong free cash flow generation and continued momentum towards the company's financial targets.

  – Shares of Lam Research outperformed as the outlook for capital spending on semiconductor equipment improved going into 2020. This was driven by increased demand from key customers in the logic and foundry market, along with signs of stabilization in the memory market.

  – Shares of Boeing underperformed due to continued uncertainty around its 737 MAX planes, leading to investor concerns around earnings and free-cash-flow outlook. As a result, not owning the stock helped the Fund's relative performance.

What didn't work

•  From a market allocation perspective, a relative value trade within fixed income, where we went long the front end of the US Treasury curve and short longer-dated Treasuries, negatively impacted relative performance, as yields on longer-dated Treasuries, such as 10-year securities, dropped to all-time lows.

•  In the US growth equity portion of the Fund, overweights to consumer discretionary and materials detracted from performance. Security selection within Communication Services and Financials was also a headwind for returns. On an individual stock basis the largest detractors from relative performance included:

  – An underweight position in Apple detracted from relative results. The stock continued to benefit from better-than-expected demand for the iPhone 11 and strong growth in the company's wearables business (AirPods + Apple Watch). We remain cautious on Apple given concerns about the company's ability to drive material long-term growth in its core iPhone business. We maintain our position in the stock.

  – Shares of Expedia underperformed amid weaker margin guidance due to changes that Google made to search display that shifted traffic from free searches to paid clicks. We exited the position over the period.

  – IAC/InterActiveCorp detracted from returns, as Match, which IAC owns an 80% stake in, delivered lower-than-expected net new clients over the period. We continue to believe that Match can deliver improving results as the company continues to grow Tinder and monetize newer growing products like Hinge. We maintain our position in the stock.

•  In the US equity core portion of the Fund, an overweight in the real estate sector had a negative impact on relative performance.

•  Security selection in the real estate and information technology sectors detracted the most from returns in the US Equity Core portion of the Fund. On an individual stock basis, the largest detractors included:

  – Simon Property detracted from relative returns as a result of continued headwinds in retail sector and challenging leasing environment further magnified by the pandemic fears. We continue to hold this position.

  – Share prices in Delta Airlines declined in line with the rest of the sector due to the disruptions caused by the coronavirus outbreak. We continue to hold this position.

•  Relative to the benchmark, the use of fixed income and equity derivatives (futures, options, and swaps) detracted from the Fund's results. These derivative instruments, which were utilized to manage the Fund's fixed income and equity exposure, were a headwind for performance.

Since the end of February, more information has come to light with respect to the spread of the coronavirus and as we write this, events are still unfolding. As market participants digest the magnitude and breadth of the potential impact of COVID-19 on the global economy along with what has been a widespread response from central banks and officials globally, valuations and liquidity are evolving very rapidly across all asset classes. We are focused on ensuring that the fund continues to be managed in a way that is consistent with its investment objective. A few weeks ago, we were placed in a state of national emergency and wish all of our investors and clients well as their health and well-being are first and foremost in our minds. At this time of heightened stress, shareholders in our funds should know that we are actively monitoring both the markets as well as positioning in each of the funds for both return seeking and risk management purposes.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/am-us.

Sincerely,

Igor Lasun President UBS U.S. Allocation Fund Executive Director UBS Asset Management (Americas) Inc.	Alan Zlatar Portfolio Manager UBS U.S. Allocation Fund Managing Director UBS Asset Management (Americas) Inc.

Paul Lang Portfolio Manager UBS U.S. Allocation Fund Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended February 29, 2020. The views and opinions in the letter were current as of April 15, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the fund. Prospectuses for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Allocation Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended 02/29/2020	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.61%	6.35%	5.53%	8.65%
Class P2	2.77	6.65	5.82	8.95
After deducting maximum sales charge
Class A1	(3.03)	0.50	4.34	8.03
S&P 500 Index.[3]	1.92	8.19	9.23	12.65
UBS U.S. Allocation Fund Benchmark[4]	2.41	8.59	7.18	9.81

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 03/31/2020	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(9.14)%	(5.90)%	3.31%	6.98%
Class P2	(9.03)	(5.66)	3.59	7.27
After deducting maximum sales charge
Class A1	(14.14)	(11.08)	2.15	6.38

The annualized gross and net expense ratios, respectively, for each class of shares as in the December 27, 2019 prospectuses, were as follows: Class A—1.01% and 1.01%; and Class P—0.74% and 0.74%.

Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Fund and UBS Asset Management (Americas) Inc. have entered into a written agreement, separate from UBS AM's investment advisory agreement with the Fund, whereby UBS AM has agreed to permanently reduce its management fees based on the Fund's average daily net assets to the following rates: $0 to $250 million: 0.50%; in excess of $250 million up to $500 million: 0.45%; in excess of $500 million up to $2 billion: 0.40%; over $2 billion: 0.35%. Effective December 27, 2019, UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, so that the ordinary total annual operating expenses of each class through December 31, 2020 (excluding dividend expense, borrowing costs and interest expense relating to short sales, and expenses attributable to investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) would not exceed 1.15% for Class A and 0.90% for Class P.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg Barclays US Aggregate Bond Index, and 5% ICE BofAML US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/us-mutualfundperformance.

UBS U.S. Allocation Fund

Understanding your Fund's expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2019 to February 29, 2020.

Actual expenses (unaudited)

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning account value September 1, 2019	Ending account value February 29, 2020	Expenses paid during period 09/01/19 to 02/29/20[1]	Expense ratio during the period
Class A	Actual	$1,000.00	$1,026.10	$4.94	0.98%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.99	4.92	0.98
Class P	Actual	1,000.00	1,027.70	3.58	0.71
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.33	3.57	0.71

1  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

UBS U.S. Allocation Fund

Portfolio statistics—February 29, 2020 (unaudited)

Top ten equity holdings[1]	Percentage of net assets
Microsoft Corp.	3.2%
Amazon.com, Inc.	2.6
Visa, Inc., Class A	1.9
Salesforce.com, Inc.	1.9
Johnson & Johnson	1.6
UnitedHealth Group, Inc.	1.6
Mondelez International, Inc., Class A	1.5
Facebook, Inc., Class A	1.5
Progressive Corp./The	1.2
Digital Realty Trust, Inc.	1.1
Total	18.1%
Top ten long-term fixed income holdings[1]	Percentage of net assets
U.S. Treasury Notes, 1.750%, due 11/15/29	2.1%
U.S. Treasury Notes, 1.500%, due 01/15/23	1.3
U.S. Treasury Bonds, 3.125%, due 02/15/42	1.0
Federal National Mortgage Association Certificates, 3.500%, due 02/01/48	0.8
U.S. Treasury Notes, 1.375%, due 01/31/25	0.7
U.S. Treasury Bonds, 2.875%, due 05/15/49	0.6
U.S. Treasury Notes, 1.500%, due 02/15/30	0.6
U.S. Treasury Notes, 1.625%, due 12/31/21	0.5
Federal National Mortgage Association Certificates, 4.000%, due 06/01/47	0.5
Federal National Mortgage Association Certificates, 3.500%, due 05/01/48	0.5
Total	8.6%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	95.6%
United Kingdom	0.8
Canada	0.6
Netherlands	0.6
Colombia	0.3
Total	97.9%

1  The Fund's Portfolio is actively managed and its composition will vary over time.

UBS U.S. Allocation Fund

Portfolio statistics—February 29, 2020 (unaudited) (concluded)

Asset allocation[1]	Percentage of net assets
Common stocks	41.0%
Corporate bonds	12.9
Short-term U.S. treasury obligations	10.1
U.S. treasury obligations	9.2
Exchange traded funds	6.3
U.S. government agency obligations	6.1
Mortgage-backed securities	4.4
Asset-backed securities	3.1
Non-U.S. government agency obligations	0.8
Municipal bonds	0.4
Preferred stocks	0.0 †
Options purchased, options written, futures and swaps	(2.1)
Cash equivalents and other assets less liabilities	7.8
Total	100.0%

†  Weighting represents less than 0.05% of the Fund's net assets as of the dates indicated.

1  The Fund's Portfolio is actively managed and its composition will vary over time.

UBS U.S. Allocation Fund
Portfolio of investments—February 29, 2020 (unaudited)

	Number of shares	Value
Common stocks—41.0%
Airlines—0.6%
Delta Air Lines, Inc.	31,248	$1,441,470
Banks—0.7%
Wells Fargo & Co.	39,118	1,597,970
Beverages—0.2%
PepsiCo, Inc.	3,291	434,511
Biotechnology—0.2%
Alexion Pharmaceuticals, Inc.*	5,955	559,949
Capital markets—0.9%
Ameriprise Financial, Inc.	14,790	2,089,827
Chemicals—0.8%
FMC Corp.	3,856	358,993
Nutrien Ltd.	8,646	349,558
Westlake Chemical Corp.	19,561	1,092,873
		1,801,424
Commercial services & supplies—0.7%
Stericycle, Inc.*	21,155	1,214,932
Waste Connections, Inc.	3,323	320,636
		1,535,568
Communications equipment—0.3%
Arista Networks, Inc.*	3,490	673,989
Consumer finance—0.9%
American Express Co.	3,092	339,904
Synchrony Financial	55,780	1,623,198
		1,963,102
Entertainment—1.0%
Netflix, Inc.*	866	319,580
Take-Two Interactive Software, Inc.*	12,697	1,364,674
Walt Disney Co./The	5,294	622,839
		2,307,093
Equity real estate investment trusts—2.3%
Crown Castle International Corp.	2,800	401,212
Digital Realty Trust, Inc.[1]	20,563	2,469,822
Simon Property Group, Inc.	19,800	2,436,984
		5,308,018
Food products—1.5%
Mondelez International, Inc., Class A	65,736	3,470,861
Health care equipment & supplies—0.8%
Abbott Laboratories	6,123	471,654
Align Technology, Inc.*	1,543	336,914
Cooper Cos., Inc./The	1,596	518,014
Zimmer Biomet Holdings, Inc.	4,158	566,112
		1,892,694
Health care providers & services—2.2%
Laboratory Corp. of America Holdings*	7,414	1,302,566
UnitedHealth Group, Inc.	14,219	3,625,276
		4,927,842
	Number of shares	Value
Common stocks—(continued)
Hotels, restaurants & leisure—0.6%
Carnival Corp.	28,267	$945,814
Starbucks Corp.	4,509	353,641
		1,299,455
Insurance—2.0%
MetLife, Inc.	44,262	1,890,873
Progressive Corp./The	36,297	2,655,488
		4,546,361
Interactive media & services—2.7%
Alphabet, Inc., Class A*	1,692	2,266,011
Facebook, Inc., Class A*	16,843	3,241,772
IAC/InterActiveCorp.*	2,434	496,390
		6,004,173
Internet & direct marketing retail—2.7%
Alibaba Group Holding Ltd., ADR*	975	202,800
Amazon.com, Inc.*	3,088	5,817,020
		6,019,820
IT services—2.5%
Fidelity National Information Services, Inc.	4,138	578,161
GoDaddy, Inc., Class A*	9,835	688,253
Visa, Inc., Class A	24,273	4,411,861
		5,678,275
Life sciences tools & services—0.1%
10X Genomics, Inc., Class A*	1,859	148,162
Machinery—0.9%
AGCO Corp.	27,281	1,648,591
Caterpillar, Inc.	2,247	279,167
		1,927,758
Multiline retail—1.2%
Dollar General Corp.	4,180	628,254
Dollar Tree, Inc.*	26,272	2,181,364
		2,809,618
Oil, gas & consumable fuels—0.8%
Apache Corp.	26,399	657,863
Hess Corp.	21,051	1,182,645
		1,840,508
Pharmaceuticals—2.9%
Elanco Animal Health, Inc.*	79,403	2,175,642
GlaxoSmithKline PLC, ADR	14,400	583,632
Johnson & Johnson	27,418	3,687,173
		6,446,447
Professional services—0.2%
TransUnion	4,100	364,572
Road & rail—0.2%
Union Pacific Corp.	3,534	564,768

UBS U.S. Allocation Fund
Portfolio of investments—February 29, 2020 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Semiconductors & semiconductor equipment—2.4%
Analog Devices, Inc.	4,576	$499,013
Cree, Inc.*	20,371	911,195
Lam Research Corp.	1,236	362,679
Marvell Technology Group Ltd.	17,410	370,833
Micron Technology, Inc.*	21,953	1,153,850
NXP Semiconductors N.V.	8,031	913,044
ON Semiconductor Corp.*	42,374	790,699
Universal Display Corp.	2,092	332,189
		5,333,502
Software—6.0%
Autodesk, Inc.*	4,129	788,143
HubSpot, Inc.*	2,686	482,003
Microsoft Corp.	44,722	7,245,411
Salesforce.com, Inc.*	25,523	4,349,119
ServiceNow, Inc.*	2,098	684,137
		13,548,813
Specialty retail—0.9%
Burlington Stores, Inc.*	2,383	515,348
Carvana Co.*,1	1,864	154,544
Lowe's Cos., Inc.	7,262	773,911
Ulta Beauty, Inc.*	2,322	596,963
		2,040,766
Technology hardware, storage & peripherals—1.3%
Apple, Inc.	7,344	2,007,556
Western Digital Corp.	17,473	970,800
		2,978,356
Textiles, apparel & luxury goods—0.4%
NIKE, Inc., Class B	8,986	803,169
Trading companies & distributors—0.1%
United Rentals, Inc.*	1,691	224,024
Total common stocks (cost—$84,007,889)		92,582,865
Preferred stocks—0.0%†
Financial services—0.0%†
Squaretwo Financial Corp.[2,3] (cost—$0)	35,000	0
Exchange traded funds—6.3%
iShares Russell 1000 Value ETF[1]	77,650	9,407,298
iShares TIPS Bond ETF[1]	39,980	4,798,799
Total exchange traded funds (cost—$12,952,581)		14,206,097
	Face amount
Asset-backed securities—3.1%
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class D, 3.820%, due 03/18/24	$175,000	182,920
	Face amount	Value
Asset-backed securities—(continued)
Capital Auto Receivables Asset Trust, Series 2016-3, Class D, 2.650%, due 01/20/24	$125,000	$125,278
Capital One Multi-Asset Execution Trust, Series 2005-B3, Class B3, 3 mo. USD LIBOR + 0.550%, 2.381%, due 05/15/284	350,000	342,206
Dell Equipment Finance Trust, Series 2018-1, Class C, 3.530%, due 06/22/23[5]	331,000	338,270
Series 2018-1, Class D, 3.850%, due 06/24/24[5]	210,000	214,551
Drive Auto Receivables Trust, Series 2017-1, Class D, 3.840%, due 03/15/23	111,329	112,724
Series 2018-2, Class D, 4.140%, due 08/15/24	350,000	361,159
Series 2018-4, Class D, 4.090%, due 01/15/26	250,000	257,570
Exeter Automobile Receivables Trust, Series 2018-1A, Class D, 3.530%, due 11/15/23[5]	150,000	153,904
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.190%, due 07/15/31[5]	560,000	601,081
HPEFS Equipment Trust, Series 2019-1A, Class D, 2.720%, due 09/20/29[5]	350,000	357,385
Series 2020-1A, Class D, 2.260%, due 02/20/30[5]	350,000	353,581
Invitation Homes Trust, Series 2018-SFR1, Class C, 1 mo. USD LIBOR + 1.250%, 2.909%, due 03/17/37[4,5]	150,000	149,281
New Residential Advance Receivables Trust Advance Receivables Backed, Series 2019-T5, Class AT5, 2.425%, due 10/15/51[5]	525,000	530,441
OneMain Direct Auto Receivables Trust, Series 2019-1A, Class A, 3.630%, due 09/14/27[5]	550,000	590,922
Santander Drive Auto Receivables Trust, Series 2017-2, Class D, 3.490%, due 07/17/23	150,000	152,502
Series 2017-3, Class D, 3.200%, due 11/15/23	325,000	331,293
Series 2018-2, Class C, 3.350%, due 07/17/23	225,000	227,892
Series 2018-2, Class D, 3.880%, due 02/15/24	225,000	232,557
Sofi Consumer Loan Program Trust, Series 2018-1, Class B, 3.650%, due 02/25/27[5]	175,000	180,452
Series 2018-2, Class A2, 3.350%, due 04/26/27[5]	259,702	261,441

UBS U.S. Allocation Fund
Portfolio of investments—February 29, 2020 (unaudited)

	Face amount	Value
Asset-backed securities—(concluded)
Series 2018-2, Class B, 3.790%, due 04/26/27[5]	$200,000	$206,316
Series 2018-3, Class B, 4.020%, due 08/25/27[5]	200,000	207,925
Series 2019-1, Class A, 3.240%, due 02/25/28[5]	266,928	269,595
World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.030%, due 04/15/25	225,000	226,640
Total asset-backed securities (cost—$6,803,467)		6,967,886
Corporate bonds—12.9%
Advertising—0.0%†
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, due 03/15/30[5]	10,000	10,028
Aerospace & defense—0.2%
Bombardier, Inc. 7.500%, due 03/15/25[5]	50,000	49,375
7.875%, due 04/15/27[5]	35,000	34,738
8.750%, due 12/01/21[5]	50,000	52,926
TransDigm, Inc. 6.250%, due 03/15/26[5]	20,000	21,175
6.500%, due 05/15/25	55,000	56,771
United Technologies Corp. 4.125%, due 11/16/28	150,000	175,565
		390,550
Agriculture—0.1%
Philip Morris International, Inc. 2.900%, due 11/15/21	130,000	133,086
Reynolds American, Inc. 5.700%, due 08/15/35	70,000	83,594
		216,680
Apparel—0.0%†
William Carter Co./The 5.625%, due 03/15/27[5]	10,000	10,639
Auto manufacturers—0.1%
Allison Transmission, Inc. 5.000%, due 10/01/24[5]	40,000	40,448
5.875%, due 06/01/29[5]	15,000	16,256
General Motors Co. 6.600%, due 04/01/36	50,000	60,114
6.750%, due 04/01/46	100,000	117,672
General Motors Financial Co., Inc. 3.700%, due 11/24/20	60,000	60,517
		295,007
Auto parts & equipment—0.0%†
Dana Financing Luxembourg SARL 5.750%, due 04/15/25[5]	30,000	30,900
Dana, Inc. 5.375%, due 11/15/27	20,000	20,200
Meritor, Inc. 6.250%, due 02/15/24	40,000	40,956
	Face amount	Value
Corporate bonds—(continued)
Auto parts & equipment—(concluded)
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 6.250%, due 05/15/26[5]	$5,000	$5,136
8.500%, due 05/15/27[5]	15,000	15,262
		112,454
Banks—2.1%
Australia & New Zealand Banking Group Ltd. MTN 2.700%, due 11/16/20	50,000	50,406
Bank of America Corp. 6.110%, due 01/29/37	250,000	343,829
Series Z, (fixed, converts to FRN on 10/23/24),
6.500%, due 10/23/24 [6]	25,000	27,592
Bank of America Corp. GMTN 2.625%, due 04/19/21	290,000	293,571
Bank of America Corp. MTN 4.200%, due 08/26/24	120,000	131,732
Barclays PLC 4.337%, due 01/10/28	305,000	335,920
Citigroup, Inc. 4.125%, due 07/25/28	100,000	111,098
5.500%, due 09/13/25	425,000	497,623
(fixed, converts to FRN on 01/30/23),
5.950%, due 01/30/23 [6]	65,000	67,472
6.675%, due 09/13/43	50,000	77,069
Deutsche Bank AG 4.250%, due 02/04/21	150,000	152,833
Goldman Sachs Group, Inc./The 5.150%, due 05/22/45	160,000	206,426
5.750%, due 01/24/22	200,000	215,237
HSBC Holdings PLC 6.500%, due 09/15/37	200,000	279,257
JPMorgan Chase & Co. (fixed, converts to FRN on 07/24/47),
4.032%, due 07/24/48	150,000	180,933
4.625%, due 05/10/21	260,000	269,586
Series R, (fixed, converts to FRN on 08/01/23),
6.000%, due 08/01/23 [6]	50,000	51,750
Series V, 3 mo. USD LIBOR + 3.320%,
5.229%, due 04/01/20 [4,6]	75,000	74,625
KfW 1.831%, due 04/18/36[7]	105,000	81,044
Lloyds Banking Group PLC 4.582%, due 12/10/25	200,000	218,582
Morgan Stanley 4.300%, due 01/27/45	75,000	92,154
4.875%, due 11/01/22	170,000	183,952
Morgan Stanley GMTN 4.350%, due 09/08/26	365,000	408,597
Royal Bank of Scotland Group PLC (fixed, converts to FRN on 09/30/31),
7.648%, due 09/30/31[6]	25,000	36,461

UBS U.S. Allocation Fund
Portfolio of investments—February 29, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Banks—(concluded)
Standard Chartered PLC (fixed, converts to FRN on 07/30/37),
7.014%, due 07/30/37[5,6]	$100,000	$122,880
Truist Financial Corp. MTN 2.625%, due 06/29/20	140,000	140,340
Wells Fargo & Co. MTN (fixed, converts to FRN on 06/17/26),
3.196%, due 06/17/27	95,000	101,324
		4,752,293
Beverages—0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36	150,000	178,670
4.900%, due 02/01/46	30,000	37,069
		215,739
Biotechnology—0.1%
Biogen, Inc. 4.050%, due 09/15/25	100,000	111,262
5.200%, due 09/15/45	50,000	64,797
		176,059
Building materials—0.1%
Boise Cascade Co. 5.625%, due 09/01/24[5]	40,000	41,300
Builders FirstSource, Inc. 5.000%, due 03/01/30[5]	25,000	25,012
6.750%, due 06/01/27[5]	5,000	5,375
JELD-WEN, Inc. 4.625%, due 12/15/25[5]	10,000	10,075
4.875%, due 12/15/27[5]	15,000	15,515
Masco Corp. 4.450%, due 04/01/25	80,000	89,123
Patrick Industries, Inc. 7.500%, due 10/15/27[5]	35,000	37,800
Summit Materials LLC/Summit Materials Finance Corp. 6.500%, due 03/15/27[5]	15,000	15,975
		240,175
Chemicals—0.3%
CF Industries, Inc. 5.375%, due 03/15/44	50,000	56,060
DuPont de Nemours, Inc. 4.725%, due 11/15/28	150,000	173,469
NOVA Chemicals Corp. 5.250%, due 06/01/27[5]	75,000	71,274
Nutrien Ltd. 4.200%, due 04/01/29	100,000	113,672
Sherwin-Williams Co./The 3.450%, due 06/01/27	80,000	87,541
4.200%, due 01/15/22	60,000	62,358
W.R. Grace & Co.-Conn. 5.625%, due 10/01/24[5]	50,000	55,250
		619,624
	Face amount	Value
Corporate bonds—(continued)
Commercial services—0.2%
ASGN, Inc. 4.625%, due 05/15/28[5]	$30,000	$29,664
GW B-CR Security Corp. 9.500%, due 11/01/27[5]	27,000	28,620
Harsco Corp. 5.750%, due 07/31/27[5]	15,000	14,775
Herc Holdings, Inc. 5.500%, due 07/15/27[5]	30,000	31,122
Hertz Corp./The 7.125%, due 08/01/26[5]	25,000	24,635
Korn Ferry 4.625%, due 12/15/27[5]	10,000	10,250
RR Donnelley & Sons Co. 7.875%, due 03/15/21	10,000	10,288
Service Corp. International 5.125%, due 06/01/29	35,000	37,844
Tms International Holding Corp. 7.250%, due 08/15/25[5]	50,000	46,625
United Rentals North America, Inc. 3.875%, due 11/15/27	40,000	40,400
4.000%, due 07/15/30	35,000	34,034
6.500%, due 12/15/26	25,000	26,657
WW International, Inc. 8.625%, due 12/01/25[5]	40,000	41,700
		376,614
Computers—0.3%
Apple, Inc. 3.850%, due 05/04/43	210,000	250,732
Banff Merger Sub, Inc. 9.750%, due 09/01/26[5]	25,000	25,187
Booz Allen Hamilton, Inc. 5.125%, due 05/01/25[5]	50,000	51,147
Dell International LLC/EMC Corp. 4.420%, due 06/15/21[5]	50,000	51,503
International Business Machines Corp. 5.875%, due 11/29/32	100,000	138,452
NCR Corp. 6.125%, due 09/01/29[5]	20,000	21,706
6.375%, due 12/15/23	75,000	76,453
Western Digital Corp. 4.750%, due 02/15/26	50,000	51,625
		666,805
Cosmetics & personal care—0.0%†
Avon International Capital PLC 6.500%, due 08/15/22[5]	80,000	82,104
Avon International Operations, Inc. 7.875%, due 08/15/22[5]	25,000	25,440
		107,544
Distribution & wholesale—0.0%†
American Builders & Contractors Supply Co., Inc. 4.000%, due 01/15/28[5]	10,000	9,763
HD Supply, Inc. 5.375%, due 10/15/26[5]	25,000	26,156

UBS U.S. Allocation Fund
Portfolio of investments—February 29, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Distribution & wholesale—(concluded)
IAA, Inc. 5.500%, due 06/15/27[5]	$35,000	$37,056
Performance Food Group, Inc. 5.500%, due 10/15/27[5]	10,000	10,537
		83,512
Diversified financial services—0.6%
Ally Financial, Inc. 4.125%, due 02/13/22	100,000	103,851
Capital One Bank USA N.A. 3.375%, due 02/15/23	70,000	73,236
Credit Acceptance Corp. 5.125%, due 12/31/24[5]	10,000	10,300
GE Capital International Funding Co. Unlimited Co. 2.342%, due 11/15/20	200,000	200,546
4.418%, due 11/15/35	200,000	228,380
goeasy Ltd. 5.375%, due 12/01/24[5]	10,000	10,300
International Lease Finance Corp. 5.875%, due 08/15/22	300,000	326,876
Nationstar Mortgage Holdings, Inc. 6.000%, due 01/15/27[5]	30,000	30,476
Navient Corp. MTN 7.250%, due 01/25/22	50,000	52,625
NFP Corp. 6.875%, due 07/15/25[5]	8,000	8,000
Quicken Loans, Inc. 5.750%, due 05/01/25[5]	60,000	61,475
Springleaf Finance Corp. 5.375%, due 11/15/29	10,000	10,213
5.625%, due 03/15/23	35,000	36,073
6.125%, due 03/15/24	30,000	31,615
7.125%, due 03/15/26	100,000	111,000
		1,294,966
Electric—1.0%
AEP Texas, Inc., Series G, 4.150%, due 05/01/49	50,000	59,242
Alabama Power Co. 6.000%, due 03/01/39	30,000	42,868
Berkshire Hathaway Energy Co. 3.750%, due 11/15/23	80,000	85,430
4.450%, due 01/15/49	100,000	125,877
Calpine Corp. 5.125%, due 03/15/28[5]	30,000	28,200
Dominion Energy, Inc. 3.900%, due 10/01/25	150,000	165,341
DTE Electric Co. 3.700%, due 03/15/45	50,000	57,375
3.950%, due 03/01/49	100,000	121,201
Duke Energy Ohio, Inc. 4.300%, due 02/01/49	200,000	248,737
Exelon Corp. 3.400%, due 04/15/26	270,000	291,618
	Face amount	Value
Corporate bonds—(continued)
Electric—(concluded)
Florida Power & Light Co. 5.950%, due 02/01/38	$45,000	$67,310
Indiana Michigan Power Co., Series K, 4.550%, due 03/15/46	100,000	128,230
National Rural Utilities Cooperative Finance Corp. 3.900%, due 11/01/28	200,000	232,674
Northern States Power Co. 2.600%, due 05/15/23	50,000	51,723
NRG Energy, Inc. 5.250%, due 06/15/29[5]	10,000	10,394
6.625%, due 01/15/27	40,000	41,705
7.250%, due 05/15/26	35,000	37,102
Oncor Electric Delivery Co. LLC 3.750%, due 04/01/45	40,000	48,053
Southern Power Co. 5.250%, due 07/15/43	60,000	74,238
Talen Energy Supply LLC 7.250%, due 05/15/27[5]	5,000	5,032
10.500%, due 01/15/26[5]	60,000	53,400
Virginia Electric & Power Co. 4.600%, due 12/01/48	100,000	131,312
Vistra Operations Co. LLC 5.000%, due 07/31/27[5]	65,000	65,660
5.500%, due 09/01/26[5]	85,000	85,987
		2,258,709
Electrical components & equipment—0.0%†
Energizer Holdings, Inc. 6.375%, due 07/15/26[5]	25,000	25,933
Energy-Alternate Sources—0.0%†
TerraForm Power Operating LLC 4.750%, due 01/15/30[5]	50,000	51,937
Engineering & construction—0.1%
AECOM 5.125%, due 03/15/27	55,000	56,830
5.875%, due 10/15/24	20,000	21,950
Brand Industrial Services, Inc. 8.500%, due 07/15/25[5]	5,000	4,863
New Enterprise Stone & Lime Co., Inc. 6.250%, due 03/15/26[5]	35,000	36,662
10.125%, due 04/01/22[5]	75,000	78,000
		198,305
Entertainment—0.2%
Boyne USA, Inc. 7.250%, due 05/01/25[5]	20,000	21,400
Caesars Resort Collection LLC/CRC Finco, Inc. 5.250%, due 10/15/25[5]	35,000	34,371
Eldorado Resorts, Inc. 6.000%, due 09/15/26	40,000	43,400
International Game Technology PLC 6.250%, due 01/15/27[5]	25,000	26,425
Jacobs Entertainment, Inc. 7.875%, due 02/01/24[5]	35,000	36,750

UBS U.S. Allocation Fund
Portfolio of investments—February 29, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Entertainment—(concluded)
Penn National Gaming, Inc. 5.625%, due 01/15/27[5]	$30,000	$31,050
Scientific Games International, Inc. 7.000%, due 05/15/28[5]	20,000	19,488
8.250%, due 03/15/26[5]	100,000	103,250
Speedway Motorsports LLC/Speedway Funding II, Inc. 4.875%, due 11/01/27[5]	35,000	34,695
		350,829
Environmental control—0.1%
Clean Harbors, Inc. 4.875%, due 07/15/27[5]	15,000	15,671
5.125%, due 07/15/29[5]	25,000	26,781
Covanta Holding Corp. 5.875%, due 07/01/25	55,000	56,375
GFL Environmental, Inc. 5.375%, due 03/01/23[5]	50,000	51,000
7.000%, due 06/01/26[5]	0	—
Waste Pro USA, Inc. 5.500%, due 02/15/26[5]	25,000	24,384
		174,211
Food—0.3%
Albertsons Cos., Inc./Safeway, Inc./ New Albertsons LP/Albertsons LLC 4.875%, due 02/15/30[5]	20,000	20,000
5.875%, due 02/15/28[5]	15,000	15,589
7.500%, due 03/15/26[5]	30,000	33,338
Chobani LLC/Chobani Finance Corp., Inc. 7.500%, due 04/15/25[5]	50,000	49,750
JBS USA LUX SA/JBS USA Finance, Inc. 5.875%, due 07/15/24[5]	100,000	101,752
6.750%, due 02/15/28[5]	50,000	54,215
JBS USA LUX SA/JBS USA Food Co./ JBS USA Finance, Inc. 5.500%, due 01/15/30[5]	25,000	26,383
6.500%, due 04/15/29[5]	30,000	32,541
Kraft Heinz Foods Co. 4.625%, due 01/30/29	20,000	21,630
Kroger Co./The 2.800%, due 08/01/22	100,000	103,532
3.850%, due 08/01/23	160,000	171,943
Post Holdings, Inc. 5.500%, due 03/01/25[5]	45,000	46,845
5.500%, due 12/15/29[5]	5,000	5,188
		682,706
Healthcare-products—0.1%
Abbott Laboratories 3.750%, due 11/30/26	62,000	69,931
Hill-Rom Holdings, Inc. 4.375%, due 09/15/27[5]	10,000	10,351
Hologic, Inc. 4.375%, due 10/15/25[5]	10,000	10,185
4.625%, due 02/01/28[5]	10,000	10,372
	Face amount	Value
Corporate bonds—(continued)
Healthcare-products—(concluded)
Medtronic, Inc. 4.375%, due 03/15/35	$47,000	$60,088
Ortho-Clinical Diagnostics, Inc./ Ortho-Clinical Diagnostics SA 7.250%, due 02/01/28[5]	20,000	19,650
Zimmer Biomet Holdings, Inc. 4.250%, due 08/15/35	50,000	54,314
		234,891
Healthcare-services—0.4%
Catalent Pharma Solutions, Inc. 5.000%, due 07/15/27[5]	30,000	31,238
Centene Corp. 4.250%, due 12/15/27[5]	20,000	20,576
4.625%, due 12/15/29[5]	95,000	101,650
5.250%, due 04/01/25[5]	50,000	51,437
Charles River Laboratories International, Inc. 4.250%, due 05/01/28[5]	10,000	10,063
CHS/Community Health Systems, Inc. 8.000%, due 03/15/26[5]	40,000	41,308
8.625%, due 01/15/24[5]	30,000	31,343
Encompass Health Corp. 4.500%, due 02/01/28	30,000	30,339
Envision Healthcare Corp. 8.750%, due 10/15/26[5]	25,000	13,233
HCA, Inc. 3.500%, due 09/01/30	55,000	53,812
5.375%, due 02/01/25	120,000	132,660
LifePoint Health, Inc. 4.375%, due 02/15/27[5]	60,000	59,232
MEDNAX, Inc. 6.250%, due 01/15/27[5]	20,000	19,199
Molina Healthcare, Inc. 4.875%, due 06/15/25[5]	30,000	30,450
Select Medical Corp. 6.250%, due 08/15/26[5]	55,000	58,644
Tenet Healthcare Corp. 4.625%, due 07/15/24	35,000	35,001
4.875%, due 01/01/26[5]	35,000	35,656
5.125%, due 11/01/27[5]	35,000	36,356
8.125%, due 04/01/22	55,000	59,590
UnitedHealth Group, Inc. 4.625%, due 07/15/35	90,000	112,338
		964,125
Home builders—0.1%
Beazer Homes USA, Inc. 5.875%, due 10/15/27	25,000	25,313
Brookfield Residential Properties, Inc./ Brookfield Residential U.S. Corp. 4.875%, due 02/15/30[5]	30,000	29,697
Installed Building Products, Inc. 5.750%, due 02/01/28[5]	10,000	10,656
KB Home 4.800%, due 11/15/29	10,000	10,500
6.875%, due 06/15/27	65,000	76,700

UBS U.S. Allocation Fund
Portfolio of investments—February 29, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Home builders—(concluded)
Lennar Corp. 5.250%, due 06/01/26	$25,000	$27,550
Mattamy Group Corp. 4.625%, due 03/01/30[5,8]	25,000	24,254
PulteGroup, Inc. 6.000%, due 02/15/35	10,000	11,650
6.375%, due 05/15/33	10,000	12,254
Shea Homes LP/Shea Homes Funding Corp. 4.750%, due 02/15/28[5]	25,000	25,013
Williams Scotsman International, Inc. 6.875%, due 08/15/23[5]	30,000	30,900
		284,487
Household products/wares—0.0%†
Kimberly-Clark Corp. 3.625%, due 08/01/20	45,000	45,351
Prestige Brands, Inc. 6.375%, due 03/01/24[5]	25,000	25,771
Spectrum Brands, Inc. 5.000%, due 10/01/29[5]	5,000	5,163
		76,285
Insurance—0.4%
Allstate Corp./The 3.850%, due 08/10/49	50,000	59,028
Aon PLC 3.875%, due 12/15/25	60,000	66,664
Berkshire Hathaway Finance Corp. 3.000%, due 05/15/22	150,000	155,078
4.250%, due 01/15/49	50,000	62,518
CNO Financial Group, Inc. 5.250%, due 05/30/29	15,000	17,129
Hartford Financial Services Group, Inc./The 5.950%, due 10/15/36	30,000	42,195
HUB International Ltd. 7.000%, due 05/01/26[5]	50,000	50,497
Lincoln National Corp. 4.000%, due 09/01/23	150,000	162,079
MetLife, Inc. 4.125%, due 08/13/42	80,000	95,683
Prudential Financial, Inc. MTN 6.625%, due 06/21/40	110,000	165,422
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[5]	50,000	61,615
		937,908
Internet—0.0%†
Netflix, Inc. 5.875%, due 02/15/25	50,000	56,187
Investment companies—0.0%†
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.250%, due 02/01/22	35,000	35,599
	Face amount	Value
Corporate bonds—(continued)
Leisure Time—0.1%
Royal Caribbean Cruises Ltd. 2.650%, due 11/28/20	$200,000	$200,395
Viking Cruises Ltd. 5.875%, due 09/15/27[5]	40,000	35,500
VOC Escrow Ltd. 5.000%, due 02/15/28[5]	40,000	35,700
		271,595
Lodging—0.0%†
Boyd Gaming Corp. 4.750%, due 12/01/27[5]	20,000	19,794
Hilton Domestic Operating Co., Inc. 4.250%, due 09/01/24	35,000	35,117
Wyndham Destinations, Inc. 4.625%, due 03/01/30[5]	25,000	25,005
		79,916
Machinery-diversified—0.1%
John Deere Capital Corp. 2.450%, due 09/11/20	40,000	40,223
Mueller Water Products, Inc. 5.500%, due 06/15/26[5]	45,000	47,362
Tennant Co. 5.625%, due 05/01/25	30,000	31,200
		118,785
Media—0.8%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.750%, due 03/01/30[5]	25,000	25,750
5.125%, due 05/01/27[5]	20,000	20,794
5.375%, due 06/01/29[5]	50,000	53,235
5.750%, due 02/15/26[5]	85,000	88,374
5.875%, due 05/01/27[5]	75,000	78,308
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.200%, due 03/15/28	150,000	162,894
Comcast Corp. 3.969%, due 11/01/47	135,000	158,830
4.600%, due 10/15/38	75,000	94,430
CSC Holdings LLC 7.500%, due 04/01/28[5]	25,000	28,188
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, due 08/15/26[5]	25,000	23,051
6.625%, due 08/15/27[5]	25,000	20,250
DISH DBS Corp. 5.875%, due 11/15/24	35,000	35,901
Entercom Media Corp. 6.500%, due 05/01/27[5]	5,000	5,225
Gray Television, Inc. 7.000%, due 05/15/27[5]	85,000	92,204
Liberty Interactive LLC 8.250%, due 02/01/30	30,000	30,450
NBCUniversal Media LLC 4.375%, due 04/01/21	40,000	41,219

UBS U.S. Allocation Fund
Portfolio of investments—February 29, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Media—(concluded)
Nexstar Broadcasting, Inc. 5.625%, due 08/01/24[5]	$50,000	$51,425
5.625%, due 07/15/27[5]	10,000	10,351
Sirius XM Radio, Inc. 5.375%, due 04/15/25[5]	100,000	102,583
5.500%, due 07/01/29[5]	30,000	32,311
TEGNA, Inc. 4.625%, due 03/15/28[5]	20,000	19,475
5.000%, due 09/15/29[5]	25,000	24,781
Time Warner Cable, Inc. 6.550%, due 05/01/37	25,000	32,568
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	35,000	41,664
TWDC Enterprises 18 Corp. GMTN 2.150%, due 09/17/20	50,000	50,150
Walt Disney Co./The 4.950%, due 10/15/45	170,000	233,606
Ziggo BV 5.500%, due 01/15/27[5]	150,000	154,506
		1,712,523
Mining—0.2%
Alcoa Nederland Holding BV 6.750%, due 09/30/24[5]	10,000	10,250
Arconic Rolled Products Corp. 6.125%, due 02/15/28[5]	30,000	30,900
Freeport-McMoRan, Inc. 4.125%, due 03/01/28[8]	35,000	33,166
4.250%, due 03/01/30[8]	35,000	32,935
4.550%, due 11/14/24	25,000	25,313
Hudbay Minerals, Inc. 7.250%, due 01/15/23[5]	35,000	35,175
Kaiser Aluminum Corp. 4.625%, due 03/01/28[5]	20,000	19,800
Kinross Gold Corp. 5.950%, due 03/15/24	150,000	166,735
Novelis Corp. 5.875%, due 09/30/26[5]	50,000	51,643
Southern Copper Corp. 6.750%, due 04/16/40	90,000	124,650
		530,567
Miscellaneous manufacturers—0.2%
Amsted Industries, Inc. 4.625%, due 05/15/30[5]	10,000	10,153
5.625%, due 07/01/27[5]	15,000	15,900
Eaton Corp. 2.750%, due 11/02/22	70,000	72,227
General Electric Co. MTN 4.650%, due 10/17/21	100,000	104,390
Illinois Tool Works, Inc. 2.650%, due 11/15/26	110,000	118,326
3.500%, due 03/01/24	110,000	119,165
		440,161
	Face amount	Value
Corporate bonds—(continued)
Oil & gas—0.8%
Apache Corp. 4.375%, due 10/15/28	$75,000	$78,884
Ascent Resources Utica Holdings LLC/ ARU Finance Corp. 7.000%, due 11/01/26[5]	20,000	12,000
10.000%, due 04/01/22[5]	14,000	11,931
BP Capital Markets PLC 3.062%, due 03/17/22	90,000	92,856
Callon Petroleum Co. 6.125%, due 10/01/24	15,000	11,888
6.250%, due 04/15/23	15,000	12,675
Chesapeake Energy Corp. 11.500%, due 01/01/25[5]	16,000	9,560
Continental Resources, Inc. 5.000%, due 09/15/22	55,000	54,906
Denbury Resources, Inc. 9.000%, due 05/15/21[5]	25,000	21,875
Ecopetrol SA 5.375%, due 06/26/26	225,000	252,422
Equinor ASA 4.800%, due 11/08/43	50,000	65,779
Gulfport Energy Corp. 6.375%, due 05/15/25	40,000	12,700
Hilcorp Energy I LP/Hilcorp Finance Co. 5.000%, due 12/01/24[5]	15,000	11,850
5.750%, due 10/01/25[5]	55,000	44,000
6.250%, due 11/01/28[5]	25,000	18,188
Marathon Oil Corp. 4.400%, due 07/15/27	125,000	134,700
Marathon Petroleum Corp. 4.750%, due 09/15/44	60,000	68,815
MEG Energy Corp. 6.500%, due 01/15/25[5]	37,000	36,445
7.125%, due 02/01/27[5]	30,000	28,500
Nabors Industries Ltd. 7.250%, due 01/15/26[5]	10,000	9,175
Nabors Industries, Inc. 5.750%, due 02/01/25	25,000	17,938
Noble Holding International Ltd. 6.200%, due 08/01/40	35,000	9,800
Oasis Petroleum, Inc. 6.250%, due 05/01/26[5]	5,000	3,075
Occidental Petroleum Corp. 3.400%, due 04/15/26	50,000	51,148
PBF Holding Co. LLC/PBF Finance Corp. 6.000%, due 02/15/28[5]	40,000	39,500
Petroleos Mexicanos 6.490%, due 01/23/27[5]	100,000	104,750
7.690%, due 01/23/50[5]	100,000	104,400
Precision Drilling Corp. 7.750%, due 12/15/23	15,000	14,700
QEP Resources, Inc. 5.250%, due 05/01/23	25,000	22,130
Range Resources Corp. 4.875%, due 05/15/25	15,000	9,483

UBS U.S. Allocation Fund
Portfolio of investments—February 29, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Shell International Finance BV 4.375%, due 05/11/45	$100,000	$123,340
SM Energy Co. 6.125%, due 11/15/22	38,000	34,200
6.625%, due 01/15/27	10,000	7,750
Suncor Energy, Inc. 4.000%, due 11/15/47	50,000	54,920
Sunoco LP/Sunoco Finance Corp. 5.500%, due 02/15/26	50,000	50,755
5.875%, due 03/15/28	15,000	15,338
W&T Offshore, Inc. 9.750%, due 11/01/23[5]	25,000	22,187
WPX Energy, Inc. 4.500%, due 01/15/30	15,000	14,321
5.250%, due 09/15/24	70,000	70,350
		1,759,234
Oil & gas services—0.1%
Archrock Partners LP/Archrock Partners Finance Corp. 6.250%, due 04/01/28[5]	10,000	9,626
6.875%, due 04/01/27[5]	30,000	30,470
Calfrac Holdings LP 8.500%, due 06/15/26[5]	16,000	4,240
10.875%, due 03/15/26[5]	7,700	6,930
Transocean Phoenix 2 Ltd. 7.750%, due 10/15/24[5]	17,500	17,981
USA Compression Partners LP/ USA Compression Finance Corp. 6.875%, due 04/01/26	10,000	9,676
6.875%, due 09/01/27	35,000	33,908
		112,831
Packaging & containers—0.1%
Cascades, Inc./Cascades USA, Inc. 5.125%, due 01/15/26[5]	32,000	33,120
Flex Acquisition Co., Inc. 7.875%, due 07/15/26[5]	30,000	30,450
Graphic Packaging International LLC 3.500%, due 03/15/28[5,8]	35,000	34,563
4.750%, due 07/15/27[5]	15,000	16,350
Greif, Inc. 6.500%, due 03/01/27[5]	15,000	16,134
Mauser Packaging Solutions Holding Co. 7.250%, due 04/15/25[5]	25,000	24,230
OI European Group BV 4.000%, due 03/15/23[5]	50,000	50,562
Owens-Brockway Glass Container, Inc. 5.875%, due 08/15/23[5]	30,000	31,729
Silgan Holdings, Inc. 4.125%, due 02/01/28[5]	10,000	10,025
Trident TPI Holdings, Inc. 6.625%, due 11/01/25[5]	25,000	22,979
		270,142
	Face amount	Value
Corporate bonds—(continued)
Pharmaceuticals—0.5%
AbbVie, Inc. 2.500%, due 05/14/20	$120,000	$120,092
3.200%, due 05/14/26	30,000	31,940
Allergan Funding SCS 3.000%, due 03/12/20	50,000	50,014
3.800%, due 03/15/25	90,000	98,337
Bausch Health Americas, Inc. 8.500%, due 01/31/27[5]	90,000	98,755
Bausch Health Cos., Inc. 5.000%, due 01/30/28[5]	10,000	9,869
5.250%, due 01/30/30[5]	10,000	9,888
5.875%, due 05/15/23[5]	3,000	3,011
7.000%, due 03/15/24[5]	60,000	61,775
9.000%, due 12/15/25[5]	20,000	22,269
Bristol-Myers Squibb Co. 3.200%, due 06/15/26[5]	200,000	218,311
CVS Health Corp. 3.500%, due 07/20/22	60,000	62,330
4.300%, due 03/25/28	65,000	72,738
Eli Lilly & Co. 2.350%, due 05/15/22	80,000	81,787
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.000%, due 07/15/23[5]	25,000	19,625
Par Pharmaceutical, Inc. 7.500%, due 04/01/27[5]	25,000	26,400
Pfizer, Inc. 7.200%, due 03/15/39	70,000	116,946
		1,104,087
Pipelines—0.6%
Buckeye Partners LP 4.125%, due 03/01/25[5]	10,000	10,001
4.125%, due 12/01/27	40,000	38,588
4.500%, due 03/01/28[5]	10,000	9,706
5.850%, due 11/15/43	25,000	23,000
Cheniere Corpus Christi Holdings LLC 5.875%, due 03/31/25	80,000	88,888
Cheniere Energy Partners LP 4.500%, due 10/01/29[5]	15,000	14,345
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp. 5.625%, due 05/01/27[5]	25,000	23,124
5.750%, due 04/01/25	35,000	34,212
Delek Logistics Partners LP/Delek Logistics Finance Corp. 6.750%, due 05/15/25	50,000	50,782
Enterprise Products Operating LLC 2.850%, due 04/15/21	40,000	40,534
Genesis Energy LP/Genesis Energy Finance Corp. 6.000%, due 05/15/23	50,000	47,500
Hess Midstream Operations LP 5.625%, due 02/15/26[5]	45,000	44,888
Holly Energy Partners LP/Holly Energy Finance Corp. 5.000%, due 02/01/28[5]	20,000	20,125

UBS U.S. Allocation Fund
Portfolio of investments—February 29, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Pipelines—(concluded)
Kinder Morgan, Inc. 5.550%, due 06/01/45	$120,000	$142,784
MPLX LP 4.875%, due 06/01/25	120,000	133,316
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, due 05/15/23	25,000	25,608
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	80,000	88,293
Sunoco Logistics Partners Operations LP 4.000%, due 10/01/27	250,000	261,679
5.400%, due 10/01/47	100,000	106,013
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.000%, due 01/15/28	75,000	74,040
Williams Cos., Inc./The 4.300%, due 03/04/24	80,000	86,614
		1,364,040
Real estate investment trusts—0.3%
AvalonBay Communities, Inc. GMTN 3.450%, due 06/01/25	70,000	76,517
Boston Properties LP 2.750%, due 10/01/26	40,000	42,322
Equinix, Inc. 5.375%, due 05/15/27	65,000	70,031
Iron Mountain, Inc. 4.875%, due 09/15/27[5]	40,000	40,500
iStar, Inc. 4.750%, due 10/01/24	30,000	30,623
5.250%, due 09/15/22	50,000	50,875
Ladder Capital Finance Holdings LLP/ Ladder Capital Finance Corp. 4.250%, due 02/01/27[5]	10,000	9,487
5.250%, due 10/01/25[5]	65,000	65,894
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.500%, due 09/01/26	38,000	39,330
Ventas Realty LP 3.500%, due 02/01/25	35,000	37,502
3.750%, due 05/01/24	90,000	96,861
VEREIT Operating Partnership LP 4.875%, due 06/01/26	15,000	17,123
VICI Properties LP/VICI Note Co., Inc. 4.125%, due 08/15/30[5]	30,000	30,037
		607,102
Retail—0.3%
1011778 BC ULC/New Red Finance, Inc. 3.875%, due 01/15/28[5]	5,000	4,969
5.000%, due 10/15/25[5]	70,000	70,321
Asbury Automotive Group, Inc. 4.500%, due 03/01/28[5]	10,000	10,020
4.750%, due 03/01/30[5]	10,000	10,175
	Face amount	Value
Corporate bonds—(continued)
Retail—(concluded)
Beacon Roofing Supply, Inc. 4.500%, due 11/15/26[5]	$5,000	$4,954
Home Depot, Inc./The 2.125%, due 09/15/26	50,000	51,628
3.350%, due 09/15/25	40,000	43,721
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC 4.750%, due 06/01/27[5]	35,000	35,787
Lithia Motors, Inc. 4.625%, due 12/15/27[5]	15,000	15,355
McDonald's Corp. MTN 3.800%, due 04/01/28	225,000	250,766
4.875%, due 12/09/45	20,000	25,412
Michaels Stores, Inc. 8.000%, due 07/15/27[5]	35,000	29,176
Party City Holdings, Inc. 6.625%, due 08/01/26[5]	120,000	69,600
PetSmart, Inc. 7.125%, due 03/15/23[5]	20,000	19,550
QVC, Inc. 4.750%, due 02/15/27	10,000	9,840
Yum! Brands, Inc. 4.750%, due 01/15/30[5]	10,000	10,376
		661,650
Semiconductors—0.2%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.125%, due 01/15/25	40,000	41,236
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, due 06/18/26[5]	95,000	102,785
Qorvo, Inc. 4.375%, due 10/15/29[5]	15,000	15,600
5.500%, due 07/15/26	30,000	30,990
QUALCOMM, Inc. 3.250%, due 05/20/27	80,000	86,319
Texas Instruments, Inc. 1.850%, due 05/15/22	90,000	90,574
		367,504
Software—0.5%
CDK Global, Inc. 5.250%, due 05/15/29[5]	10,000	10,662
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. 5.750%, due 03/01/25[5]	40,000	40,450
Fiserv, Inc. 3.200%, due 07/01/26	90,000	96,168
Infor US, Inc. 6.500%, due 05/15/22	100,000	100,299
IQVIA, Inc. 5.000%, due 05/15/27[5]	25,000	25,844

UBS U.S. Allocation Fund
Portfolio of investments—February 29, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Software—(concluded)
Microsoft Corp. 2.375%, due 02/12/22	$180,000	$184,013
3.300%, due 02/06/27	150,000	166,234
4.450%, due 11/03/45	220,000	294,398
MSCI, Inc. 3.625%, due 09/01/30[5,8]	5,000	5,006
5.375%, due 05/15/27[5]	15,000	16,050
5.750%, due 08/15/25[5]	25,000	25,875
Open Text Corp. 5.875%, due 06/01/26[5]	30,000	31,764
Oracle Corp. 2.500%, due 05/15/22	130,000	132,943
5.375%, due 07/15/40	70,000	96,297
		1,226,003
Telecommunications—1.0%
America Movil SAB de CV 3.125%, due 07/16/22	40,000	41,237
AT&T, Inc. 3.550%, due 06/01/24	150,000	159,816
4.350%, due 06/15/45	70,000	77,994
6.000%, due 08/15/40	170,000	227,751
CenturyLink, Inc. 5.125%, due 12/15/26[5]	25,000	25,188
Series Y, 7.500%, due 04/01/24	55,000	61,646
CommScope, Inc. 8.250%, due 03/01/27[5]	65,000	65,569
Consolidated Communications, Inc. 6.500%, due 10/01/22	50,000	48,125
Deutsche Telekom International Finance BV 8.750%, due 06/15/30[9]	150,000	227,051
Front Range BidCo, Inc. 4.000%, due 03/01/27[5,8]	5,000	4,856
Frontier Communications Corp. 8.000%, due 04/01/27[5]	40,000	41,500
Intelsat Jackson Holdings SA 5.500%, due 08/01/23	25,000	21,500
9.750%, due 07/15/25[5]	35,000	30,975
Level 3 Financing, Inc. 5.375%, due 05/01/25	100,000	102,083
Rogers Communications, Inc. 5.000%, due 03/15/44	40,000	51,620
Sprint Capital Corp. 6.875%, due 11/15/28	25,000	29,773
8.750%, due 03/15/32	15,000	20,850
Sprint Corp. 7.625%, due 02/15/25	30,000	34,800
7.625%, due 03/01/26	10,000	11,826
7.875%, due 09/15/23	75,000	85,750
T-Mobile USA, Inc. 6.375%, due 03/01/25	100,000	102,813
Telesat Canada/Telesat LLC 6.500%, due 10/15/27[5]	25,000	25,875
	Face amount	Value
Corporate bonds—(concluded)
Telecommunications—(concluded)
Verizon Communications, Inc. 3.376%, due 02/15/25	$193,000	$208,714
4.016%, due 12/03/29	282,000	327,803
4.862%, due 08/21/46	50,000	66,533
ViaSat, Inc. 5.625%, due 09/15/25[5]	50,000	49,385
5.625%, due 04/15/27[5]	15,000	15,197
		2,166,230
Transportation—0.2%
Burlington Northern Santa Fe LLC 3.050%, due 03/15/22	150,000	154,755
5.150%, due 09/01/43	60,000	80,883
FedEx Corp. 4.550%, due 04/01/46	180,000	197,613
Norfolk Southern Corp. 3.250%, due 12/01/21	70,000	71,902
United Parcel Service, Inc. 3.750%, due 11/15/47	50,000	55,691
		560,844
Total corporate bonds (cost—$27,754,345)		29,254,015
Mortgage-backed securities—4.4%
Angel Oak Mortgage Trust, Series 2019-5, Class A1, 2.593%, due 10/25/49[5,10]	327,401	329,020
Angel Oak Mortgage Trust I LLC, Series 2018-3, Class A1, 3.649%, due 09/25/48[5,10]	186,093	189,100
Series 2019-4, Class A1, 2.993%, due 07/26/49[5,10]	373,886	377,616
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 1 mo. USD LIBOR + 2.100%, 3.759%, due 04/15/35[4,5]	200,000	199,758
Bank, Series 2017-BNK7, Class C, 4.051%, due 09/15/60[10]	200,000	217,132
Series 2018-BN14, Class E, 3.000%, due 09/15/60[5,10]	350,000	314,443
BBCMS Trust, Series 2015-SRCH, Class A2, 4.197%, due 08/10/35[5]	350,000	404,020
BENCHMARK Mortgage Trust, Series 2019-B10, Class C, 3.750%, due 03/15/62	250,000	266,913
Series 2019-B10, Class D, 3.000%, due 03/15/62[5]	227,000	212,875
CD Mortgage Trust, Series 2018-CD7, Class D, 3.101%, due 08/15/51[5,10]	334,000	317,570
CHT Mortgage Trust, Series 2017-CSMO, Class D, 1 mo. USD LIBOR + 2.250%, 3.909%, due 11/15/36[4,5]	375,000	375,232

UBS U.S. Allocation Fund
Portfolio of investments—February 29, 2020 (unaudited)

	Face amount	Value
Mortgage-backed securities—(continued)
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class D, 3.000%, due 10/12/50[5]	$300,000	$287,591
Series 2017-P8, Class D, 3.000%, due 09/15/50[5]	450,000	392,213
COMM Mortgage Trust, Series 2015-CR24, Class D, 3.463%, due 08/10/48[10]	150,000	144,292
Series 2015-PC1, Class A4, 3.620%, due 07/10/50	395,000	430,888
Series 2016-DC2, Class A5, 3.765%, due 02/10/49	160,000	177,739
Series 2017-COR2, Class C, 4.561%, due 09/10/50[10]	500,000	554,335
Series 2018-COR3, Class C, 4.561%, due 05/10/51[10]	627,000	701,981
Deephaven Residential Mortgage Trust, Series 2018-3A, Class A1, 3.789%, due 08/25/58[5,10]	258,180	260,357
FREMF Mortgage Trust, Series 2017-K64, Class B, 3.981%, due 05/25/50[5,10]	50,000	55,063
Hilton USA Trust, Series 2016-SFP, Class B, 3.323%, due 11/05/35[5]	425,000	427,611
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8, Class D, 1 mo. USD LIBOR + 2.050%, 3.709%, due 02/15/35[4,5]	150,000	149,863
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class AS, 3.800%, due 01/15/48	250,000	270,424
Series 2015-C29, Class D, 3.678%, due 05/15/48[10]	150,000	129,688
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class D, 3.397%, due 06/15/49[5,10]	300,000	283,917
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class AS, 3.994%, due 12/15/49[10]	260,000	289,178
Series 2017-C34, Class C, 4.185%, due 11/15/52[10]	150,000	163,552
Morgan Stanley Capital I, Series 2017-HR2, Class C, 4.226%, due 12/15/50[10]	250,000	275,771
Series 2017-HR2, Class D, 2.730%, due 12/15/50	125,000	117,945
Residential Mortgage Loan Trust, Series 2019-3, Class A1, 2.633%, due 09/25/59[5,10]	343,606	345,471
Series 2020-1, Class A1, 2.376%, due 02/25/24[5,10]	124,802	125,804
	Face amount	Value
Mortgage-backed securities—(concluded)
RETL, Series 2019-RVP, Class C, 1 mo. USD LIBOR + 2.100%, 3.759%, due 03/15/36[4,5]	$250,000	$250,551
Verus Securitization Trust, Series 2019-1, Class A1, 3.836%, due 02/25/59[5,10]	276,998	281,143
Series 2019-3, Class A1, 2.784%, due 07/25/59[5,9]	243,746	244,959
Series 2019-4, Class A1, 2.642%, due 11/25/59[5,9]	284,015	286,417
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class C, 4.835%, due 05/15/51[10]	150,000	168,923
Total mortgage-backed securities (cost—$9,591,297)		10,019,355
Municipal bonds—0.4%
California—0.2%
State of California (Build America Bonds) 7.550%, due 04/01/39	205,000	352,038
Michigan—0.0%†
Michigan Finance Authority Hospital Revenue Refunding Bonds 3.084%, due 12/01/34	100,000	109,434
New York—0.1%
Metropolitan Transportation Authority Revenue (Build America Bonds) 6.668%, due 11/15/39	40,000	61,756
New York State Dormitory Authority Revenue, Series F, 3.190%, due 02/15/43	100,000	114,115
		175,871
Tennessee—0.1%
Tennessee Valley Authority 2.875%, due 09/15/24	120,000	129,440
Utah—0.0%†
Utah Transit Authority 3.443%, due 12/15/42	100,000	107,823
Total municipal bonds (cost—$754,794)		874,606
Non-U.S. government agency obligations—0.8%
Chile Government International Bond 3.125%, due 01/21/26	200,000	211,702
3.250%, due 09/14/21	100,000	101,969
Colombia Government International Bond 8.125%, due 05/21/24	260,000	320,937
Indonesia Government International Bond 3.400%, due 09/18/29	200,000	209,886
Israel Government AID Bond 5.500%, due 09/18/33	175,000	258,657

UBS U.S. Allocation Fund
Portfolio of investments—February 29, 2020 (unaudited)

	Face amount	Value
Non-U.S. government agency obligations—(concluded)
Mexico Government International Bond 3.250%, due 04/16/30	$200,000	$205,300
Panama Government International Bond 6.700%, due 01/26/36	90,000	130,612
8.875%, due 09/30/27	60,000	86,531
Republic of Poland Government International Bond 5.000%, due 03/23/22	35,000	37,363
Uruguay Government International Bond 4.125%, due 11/20/45	130,000	147,184
Total non-U.S. government agency obligations (cost—$1,591,711)		1,710,141
U.S. government agency obligations—6.1%
Federal Home Loan Mortgage Corporation Certificates 3.000%, due 11/01/46	252,402	263,691
3.000%, due 07/01/47	389,367	405,004
3.000%, due 08/01/47	335,359	348,869
4.000%, due 05/01/47	501,891	536,329
4.000%, due 08/01/47	67,939	72,553
4.000%, due 11/01/47	246,792	263,223
4.000%, due 12/01/47	391,142	417,183
4.500%, due 06/01/47	236,076	255,530
5.000%, due 03/01/38	19,737	22,427
5.500%, due 05/01/37	172,298	198,174
5.500%, due 08/01/40	20,727	23,815
6.500%, due 08/01/28	46,312	51,695
Federal National Mortgage Association Certificates 1.875%, due 09/24/26	200,000	209,091
2.375%, due 01/19/23	590,000	614,182
2.500%, due 02/01/35	794,744	815,973
3.000%, due 11/01/48	469,978	490,722
3.000%, due 02/01/50	722,842	745,455
3.500%, due 12/01/47	311,001	326,473
3.500%, due 02/01/48	1,709,784	1,797,099
3.500%, due 03/01/48	713,626	748,740
3.500%, due 05/01/48	992,989	1,042,844
4.000%, due 12/01/39	70,710	76,761
4.000%, due 02/01/41	40,325	43,786
4.000%, due 08/01/45	195,681	213,822
4.000%, due 06/01/47	1,082,926	1,155,833
4.000%, due 11/01/47	172,352	183,892
4.500%, due 09/01/37	193,209	211,716
4.500%, due 07/01/47	182,868	198,204
5.000%, due 10/01/39	8,262	9,290
5.000%, due 05/01/40	12,665	14,248
5.500%, due 08/01/39	43,234	48,544
7.000%, due 08/01/32	127,564	150,742
7.500%, due 02/01/33	2,024	2,217
	Face amount	Value
U.S. government agency obligations—(concluded)
Government National Mortgage Association Certificate I 4.000%, due 07/15/42	$59,677	$64,565
Government National Mortgage Association Certificates II 3.000%, due 01/20/47	133,985	139,643
3.000%, due 07/20/47	415,463	432,947
3.000%, due 08/20/47	314,405	327,639
3.500%, due 04/20/47	391,759	410,195
4.500%, due 08/20/48	237,374	251,696
6.000%, due 11/20/28	449	502
6.000%, due 02/20/29	1,025	1,147
6.000%, due 02/20/34	234,155	259,366
Total U.S. government agency obligations (cost—$13,365,975)		13,845,827
U.S. treasury obligations—9.2%
U.S. Treasury Bonds 2.000%, due 02/15/50	155,000	167,364
2.250%, due 08/15/49	595,000	676,324
2.875%, due 05/15/49	1,110,000	1,422,144
3.125%, due 02/15/42	1,785,000	2,297,560
3.125%, due 02/15/43	260,000	334,862
3.375%, due 11/15/48	220,000	306,436
3.750%, due 11/15/43	395,000	559,789
4.500%, due 02/15/36	265,000	385,906
U.S. Treasury Inflation Index Note (TIPS) 0.250%, due 07/15/29	678,139	713,088
U.S. Treasury Notes 1.250%, due 08/31/24	608,000	616,859
1.375%, due 01/31/22	600,000	605,320
1.375%, due 01/31/25	1,395,000	1,425,352
1.500%, due 01/15/23	2,935,000	2,986,019
1.500%, due 02/15/30	1,230,000	1,271,897
1.625%, due 12/31/21	1,150,000	1,164,465
1.625%, due 08/15/29	10,000	10,440
1.750%, due 12/31/24	835,000	867,487
1.750%, due 11/15/29	4,495,000	4,746,088
1.875%, due 07/31/26	270,000	284,270
Total U.S. treasury obligations (cost—$19,800,944)		20,841,670
	Number of shares
Short-term investments—4.7%
Investment companies—4.7%
State Street Institutional U.S. Government Money Market Fund (cost—$10,679,267)	10,679,267	10,679,267

UBS U.S. Allocation Fund
Portfolio of investments—February 29, 2020 (unaudited)

	Face amount	Value
Short-term U.S. treasury obligations[11]—10.1%
U.S. Treasury Bills 1.527%, due 06/18/20	$3,000,000	$2,986,443
2.409%, due 04/23/20	20,000,000	19,931,645
Total Short-term U.S. treasury obligations (cost—$22,918,088)		22,918,088
	Number of shares
Investment of cash collateral from securities loaned—4.8%
Money market funds—4.8%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$10,775,822)	10,775,822	10,775,822
	Number of contracts	Notional amount	Value
Options purchased—0.1%
Call options—0.1%
S&P 500 Index, strike @ 3,150, expires 03/20/20 (cost—$390,003)	73	$22,995,000	$204,400

Total investments (cost—$221,386,183)—103.9%	234,880,039
Liabilities in excess of other assets—(3.9)%	(8,776,304)
Net assets—100.0%	$226,103,735

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 26.

Options written

Notional amount		Number of contracts	Call options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	22,770,000	69	S&P 500 Index, strike @ 3,300.00	03/20/20	$86,078	$(18,078)	$68,000

Futures contracts

Number of contracts		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
388	Russell 1000 Value E-Mini Index Futures	March 2020	$25,735,807	$22,942,440	$(2,793,367)
196	Russell 2000 Value E-Mini Index Futures	March 2020	16,122,353	14,454,020	(1,668,333)
U.S. treasury futures buy contracts:
115	U.S. Treasury Note 2 Year Futures	June 2020	$24,958,773	$25,107,735	$148,962
21	U.S. Treasury Note 5 Year Futures	June 2020	2,549,562	2,577,750	28,188
1	U.S. Ultra Treasury Bond 30 Year Futures	June 2020	197,962	207,500	9,538
Total			$69,564,457	$65,289,445	$(4,275,012)
Index futures sell contracts:
31	S&P 500 E-Mini Index Futures	March 2020	$(4,922,893)	$(4,574,205)	$348,688
U.S. treasury futures sell contracts:
91	U.S. Treasury Note 10 Year Futures	June 2020	$(12,075,888)	$(12,262,250)	$(186,362)
5	U.S. Ultra Treasury Note 10 Year Futures	June 2020	(729,720)	(751,094)	(21,374)
Total			$(17,728,501)	$(17,587,549)	$140,952
Net unrealized appreciation (depreciation)					$(4,134,060)

UBS U.S. Allocation Fund
Portfolio of investments—February 29, 2020 (unaudited)

Centrally cleared credit default swap agreements on credit indices—buy protection13

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North American High Yield 33 Index	USD	10,890	12/20/24	Quarterly	5.000%	$710,566	$(667,264)	$43,302
CDX North American Investment Grade 33 Index	USD	11,500	12/20/24	Quarterly	1.000	222,793	(196,202)	26,591
Total						$933,359	$(863,466)	$69,893

Centrally cleared credit default swap agreements on credit indices—sell protection14

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North American High Yield 33 Index	USD	495	12/20/24	Quarterly	5.000%	$(46,202)	$29,188	$(17,014)

OTC Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[12]	Payments received by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	USD	1	03/20/20	Quarterly	3 Month USD LIBOR	IBOXX Liquid High Yield Index	$—	$489	$489

UBS U.S. Allocation Fund
Portfolio of investments—February 29, 2020 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of February 29, 2020 in valuing the Fund's investments. In the event the Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$92,582,865	$—	$—	$92,582,865
Preferred stocks	—	—	0	0
Exchange traded funds	14,206,097	—	—	14,206,097
Asset-backed securities	—	6,967,886	—	6,967,886
Corporate bonds	—	29,254,015	—	29,254,015
Mortgage-backed securities	—	10,019,355	—	10,019,355
Municipal bonds	—	874,606	—	874,606
Non-U.S. government agency obligations	—	1,710,141	—	1,710,141
U.S. government agency obligations	—	13,845,827	—	13,845,827
U.S. treasury obligations	—	20,841,670	—	20,841,670
Short-term investments	—	10,679,267	—	10,679,267
Short-term U.S. treasury obligations	—	22,918,088	—	22,918,088
Investment of cash collateral from securities loaned	—	10,775,822	—	10,775,822
Options purchased	204,400	—	—	204,400
Futures contracts	535,376	—	—	535,376
Swap agreements	—	29,677	—	29,677
Total	$107,528,738	$127,916,354	$0	$235,445,092
Liabilities
Options written	$(18,078)	$—	$—	$(18,078)
Futures contracts	(4,669,436)	—	—	(4,669,436)
Swap agreements	—	(863,466)	—	(863,466)
Total	$(4,687,514)	$(863,466)	$—	$(5,550,980)

At February 29, 2020, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05%

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

3  Security fair valued by a Valuation Committee under the direction of the Board of Trustees.

4  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $17,548,757, represented 7.8% of the Fund's net assets at period end.

6  Perpetual investment. Date shown reflects the next call date.

7  Rate shown reflects annualized yield at the period end on zero coupon bond.

8  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

9  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

UBS U.S. Allocation Fund
Portfolio of investments—February 29, 2020 (unaudited)

Portfolio footnotes—(concluded)

10  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

11  Rate shown is the discount rate at the date of purchase unless otherwise noted.

12  Payments made or received are based on the notional amount.

13  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

14  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

Portfolio acronyms:

ADR  American Depositary Receipt

AID  Anticipation Certificates of Indebtedness

ETF  Exchange Traded Fund

FRN  Floating Rate Note

GMTN  Global Medium Term Note

JPMCB  JPMorgan Chase Bank

LIBOR  London Interbank Offered Rate

MSCI  Morgan Stanley Capital International

MTN  Medium Term Note

TIPS  Treasury inflation protected securities

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Statement of assets and liabilities
February 29, 2020 (unaudited)

Assets:
Investments, at value (cost—$221,386,183)[1]	$234,880,039
Cash collateral on futures	1,482,183
Cash collateral on swap agreements	498,521
Due from broker	4,608,200
Receivable for investments sold	164,527
Receivable for fund shares sold	6,755
Receivable for dividends and interest	698,051
Receivable for variation margin on centrally cleared swap agreements	471,639
OTC swap agreements, at value	489
Other assets	18,009
Total assets	242,828,413
Liabilities:
Options and swaptions written, at value (premiums received $86,078)	18,078
Payable for cash collateral from securities loaned	10,775,822
Payable for investments purchased	1,044,399
Payable for fund shares redeemed	242,560
Payable to affiliate	138,173
Payable to custodian	122,373
Payable for foreign withholding taxes and foreign capital gains taxes	92
Payable for variation margin on futures contracts	4,132,631
Accrued expenses and other liabilities	250,550
Total liabilities	16,724,678
Net assets	226,103,735
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$203,682,341
Distributable earnings (losses)	22,421,394
Net assets	$226,103,735
Class A
Net assets	$198,599,436
Shares outstanding	4,266,732
Net asset value per share	$46.55
Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$49.26
Class P
Net assets	$27,504,299
Shares outstanding	579,018
Net asset value and offering price per share	$47.50

1  Includes $15,122,897 of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Statement of operations
For the six months ended February 29, 2020 (unaudited)

Investment income:
Dividends	$956,608
Interest	1,725,847
Securities lending	10,602
Foreign tax withheld	(1,134)
Total income	2,691,923
Expenses:
Investment management and administration fees	590,394
Service fees–Class A	259,551
Transfer agency and related services fees–Class A	69,030
Transfer agency and related services fees–Class P	6,838
Custody and fund accounting fees	17,190
Trustees fees	7,591
Professional services fees	85,689
Printing and shareholder report fees	31,849
Federal and state registration fees	23,809
Insurance expense	824
Other	29,536
Total expenses	1,122,301
Net investment income (loss)	1,569,622
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	8,645,426
Futures contracts	2,520,028
Swap agreements	(115,453)
Net realized gain (loss)	11,050,001
Change in net unrealized appreciation (depreciation) on:
Investments	(2,903,092)
Options and swaptions written	68,000
Futures contracts	(3,575,716)
Swap agreements	186,076
Change in net unrealized appreciation (depreciation)	(6,224,732)
Net realized and unrealized gain (loss)	4,825,269
Net increase (decrease) in net assets resulting from operations	$6,394,891

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Statement of changes in net assets

	For the six months ended February 29, 2020 (unaudited)	For the year ended August 31, 2019
From operations:
Net investment income (loss)	$1,569,622	$3,193,098
Net realized gain (loss)	11,050,001	4,207,628
Net change in unrealized appreciation (depreciation)	(6,224,732)	(6,857,390)
Net increase (decrease) in net assets resulting from operations	6,394,891	543,336
Total distributions–Class A	(4,153,451)	(20,454,739)
Total distributions–Class P	(637,135)	(2,688,046)
Total distributions	(4,790,586)	(23,142,785)
From beneficial interest transactions:
Proceeds from shares sold	1,453,600	4,008,755
Cost of shares redeemed	(12,606,016)	(27,493,243)
Shares issued on reinvestment of dividends and distributions	4,300,293	20,669,180
Net increase (decrease) in net assets from beneficial interest transactions	(6,852,123)	(2,815,308)
Net increase (decrease) in net assets	(5,247,818)	(25,414,757)
Net assets:
Beginning of period	231,351,553	256,766,310
End of period	$226,103,735	$231,351,553

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended February 29, 2020	Years ended August 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$46.27	$51.30	$47.61	$43.06	$40.23	$39.87
Net investment income (loss)[1]	0.31	0.61	0.44	0.28	0.17	0.07
Net realized and unrealized gain (loss)	0.94	(0.89)	4.37	4.45	2.65	0.38
Net increase (decrease) from payment by Advisor	—	—	—	—	0.01	—
Net increase (decrease) from operations	1.25	(0.28)	4.81	4.73	2.83	0.45
Dividends from net investment income	(0.34)	(0.51)	(0.26)	(0.18)	—	(0.09)
Distributions from net realized gain	(0.63)	(4.24)	(0.86)	—	—	—
Total dividends and distributions	(0.97)	(4.75)	(1.12)	(0.18)	—	(0.09)
Net asset value, end of period	$46.55	$46.27	$51.30	$47.61	$43.06	$40.23
Total investment return[2]	2.61%	0.84%	10.24%	11.03%	7.03%[3]	1.13%
Ratios to average net assets:
Expenses	0.98%[4]	0.98%	1.00%[5]	1.01%	1.02%	0.99%
Net investment income (loss)	1.30%[4]	1.33%	0.89%	0.63%	0.42%	0.16%
Supplemental data:
Net assets, end of period (000's)	$198,599	$203,857	$170,947	$166,224	$157,979	$161,437
Portfolio turnover	56%	86%	132%	253%	260%	283%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

3  During the year ended August 31, 2016, the Advisor reimbursed the Fund for a trading error in the amount of $71,624. If payment from Advisor was not made, total return would have been 7.01% for Class A.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class P

	Six months ended February 29, 2020	Years ended August 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$47.25	$52.27	$48.49	$43.84	$40.85	$40.45
Net investment income (loss)[1]	0.38	0.75	0.58	0.42	0.29	0.18
Net realized and unrealized gain (loss)	0.97	(0.92)	4.45	4.53	2.69	0.38
Net increase (decrease) from payment by Advisor	—	—	—	—	0.01	—
Net increase (decrease) from operations	1.35	(0.17)	5.03	4.95	2.99	0.56
Dividends from net investment income	(0.47)	(0.61)	(0.39)	(0.30)	—	(0.16)
Distributions from net realized gain	(0.63)	(4.24)	(0.86)	—	—	—
Total dividends and distributions	(1.10)	(4.85)	(1.25)	(0.30)	—	(0.16)
Net asset value, end of period	$47.50	$47.25	$52.27	$48.49	$43.84	$40.85
Total investment return[2]	2.77%	1.08%	10.52%	11.36%	7.32%[3]	1.40%
Ratios to average net assets:
Expenses	0.71%[4]	0.71%	0.74%[5]	0.73%	0.74%	0.73%
Net investment income (loss)	1.57%[4]	1.60%	1.16%	0.91%	0.69%	0.43%
Supplemental data:
Net assets, end of period (000's)	$27,504	$27,495	$29,196	$28,279	$23,617	$24,749
Portfolio turnover	56%	86%	132%	253%	260%	283%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

3  During the year ended August 31, 2016, the Advisor reimbursed the Fund for a trading error in the amount of $71,624. If payment from Advisor was made, total return would have been 7.29% for Class P.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS U.S. Allocation Fund (the "Fund") is a series of UBS Investment Trust (the "Trust") and is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Fund. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as the principal underwriter for the Fund. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Fund currently offers Class A and Class P shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P shares have no service or distribution plan.

Prior to July 12, 2018, the Fund offered Class C shares. At the recommendation of UBS Asset Management (Americas) Inc., the Fund's investment advisor, the Board of Trustees of the Trust approved the closure of Class C shares of the Fund and the automatic conversion of Class C shares of the Fund into Class A shares of the Fund (the "Conversion").

Effective on July 12, 2018 (the "Closure Date"), the Fund ceased offering Class C shares. New or additional investments into Class C shares, including investments through an automatic investment plan, were not permitted after the Closure Date.

Effective on October 12, 2018 (the "Conversion Date"), all outstanding Class C shares of the Fund were automatically converted into Class A shares of the Fund. From the Closure Date to the Conversion Date (the "Conversion Period"), 12b-1 distribution fees (0.75% of average net assets) and any contingent deferred sales charges applicable to Class C shares were waived; 12b-1 service fees (0.25% of average net assets) continued to be assessed. Upon conversion each Class C shareholder will own Class A shares having an aggregate value equal to the aggregate value of Class C shares held by that shareholder as of the close of business on the Conversion Date. Any contingent deferred sales charges applicable to Class C shares were waived in connection with the conversion to Class A shares. The 12b-1 service fee applicable to Class A shares applied to the converted shares. It is anticipated that the conversion of Class C shares into Class A shares will be tax-free for federal income tax purposes.

In the normal course of business the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): "Premium Amortization On Purchased Callable Debt Securities" ("ASU 2017-08"). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 is effective for annual periods beginning after December 15, 2018. Management has assessed the impact of these changes, and the changes are incorporated within the financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management has assessed the potential impact of these changes and the changes are incorporated within the financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the specific identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class-specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests.

The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Subsequent to the fiscal period end, the global markets have been negatively impacted by the evolving news of the spread of the public health condition known as coronavirus (COVID-19). This situation continues to be fluid and the extent of the impact will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the repercussions on the financial markets of restrictions and advisories related to containing the outbreak, and

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

(iii) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the coronavirus outbreak continues for an extended period of time, the Fund's investment and performance results may be adversely affected.

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests may be traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts, if any, are valued daily using forward exchange rates quoted by independent pricing services.

OTC swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board. Centrally cleared swaps, if any, are valued using prices from the central counterparty clearing houses.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") (formerly UBS AM Global Valuation Committee or GVC) the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund's Portfolio of investments.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Investments

Treasury Inflation Protected Securities—The Fund may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the U.S. Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Real estate investment trusts—The Fund may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risk.

The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Securities traded on to-be-announced basis—The Fund may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Mortgage-backed securities—The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social, and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par and the yield to investors will be reduced if principal payments are slower than expected.

Asset-backed securities—The Fund may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund's portfolio footnotes.

Derivative instruments

Purchased options—The Fund may purchase put and call options in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing—The Fund may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Fund trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Fund will be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Fund will be obligated to enter into a swap agreement.

The maximum payout for written put options is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

obtained via the execution of a payout event. At February 29, 2020, UBS U.S. Allocation Fund had maximum payout amounts of approximately $22,770,000 relating to written put option contracts.

Futures contracts—The Fund may purchase or sell futures contracts as part of its investment strategy, to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin", generally are made or received by the Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Swap agreements—The Fund may engage in swap agreements, including, but not limited to, credit default and total return swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in the Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended February 29, 2020.

Swap agreements and options written entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of February 29, 2020, if any, is reflected in the Statement of assets and liabilities.

At February 29, 2020, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Credit risk	Equity risk	Total
Options purchased	$—	$—	$204,400	$204,400
Futures contracts	186,688	—	348,688	535,376
Swap agreements	—	29,188	489	29,677
Total value	$186,688	$29,188	$553,577	$769,453

Liability derivatives2

	Interest rate risk	Credit risk	Equity risk	Total
Options written	$—	$—	$(18,078)	$(18,078)
Futures contracts	(207,736)	—	(4,461,700)	(4,669,436)
Swap agreements	—	(863,466)	—	(863,466)
Total value	$(207,736)	$(863,466)	$(4,479,778)	$(5,550,980)

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

During the period ended February 29, 2020, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Credit risk	Equity risk	Total
Net realized gain (loss)[3]
Options purchased	$(13,632)	$—	$(208,793)	$(222,425)
Futures contracts	(160,812)	—	2,680,840	2,520,028
Swap agreements	—	(185,507)	70,054	(115,453)
Total net realized gain (loss)	$(174,444)	$(185,507)	$2,542,101	$2,182,150
Net change in unrealized appreciation (depreciation)[4]
Options written	$—	$—	$68,000	$68,000
Futures contracts	(18,947)	—	(3,556,769)	(3,575,716)
Swap agreements	—	233,812	(47,736)	186,076
Net change in appreciation (depreciation)	$(18,947)	$233,812	$(3,536,505)	$(3,321,640)

1  In the Statement of assets and liabilities, options purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value. Futures contracts are reported using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options written are shown within options written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value. Futures contracts are reported using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gains (losses) from futures, options written and swap agreements unless otherwise noted. The net realized gain (loss) of options purchased is shown in the Statement of operations in net realized gains (losses) from investments.

4  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation of futures, options written and swap agreements, unless otherwise noted. The net change in unrealized appreciation/depreciation of options purchased is shown in the Statement of operations in net change in unrealized appreciation/depreciation of investments.

Offsetting of certain derivatives—The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At February 29, 2020, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

Derivative Financial Instruments:	Assets	Liabilities
Options purchased	$204,400	$—
Options written	—	(18,078)
Futures contracts[1]	535,376	(4,669,436)
Swap agreements[1]	29,677	(863,466)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	769,453	(5,550,980)
Derivatives not subject to MNA or similar agreements	(768,964)	5,550,980
Total gross amount of assets and liabilities subject to MNA or similar agreements	$489	$—

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
JPMCB	$489	$—	$—	$489

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

Investment advisor and administrator fees and other transactions with affiliates

The Board has approved an Investment Advisory and Administration Contract (the "Advisory Contract"), under which UBS AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets up to $250 million and 0.45% thereafter.

UBS AM has agreed to permanently reduce its advisory and administration fee based on the Fund's average daily net assets so that it is assessed as follows: $0 to $250 million—0.50%; in excess of $250 million up to $500 million—0.45%; in excess of $500 million up to $2 billion—0.40%; and over $2 billion—0.35%. Accordingly, for the period ended February 29, 2020, UBS AM did not waive any investment advisory and administration fees. At February 29, 2020, the Fund owed UBS AM $95,961 for investment advisory and administration fees.

UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, to maintain the total annual operating expenses (excluding (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) of Class A and Class P shares at a level not to exceed 1.15% and 0.90%, respectively through December 31, 2020. The Fund will repay UBS AM for any previously waived fees/reimbursed expenses during the three-year period following August 31, 2017, to the extent that operating expenses (with certain exclusions such as dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses, if any) are otherwise below the expense caps in effect at the time the fees or expenses were waived/reimbursed. For the period ended February 29, 2020, the Fund had no fee waivers/expense reimbursements subject to repayment.

During the period ended February 29, 2020, the Fund did not pay broker commissions to affiliates of the investment advisor.

During the period ended February 29, 2020, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser, UBS AM. These interfund purchase and sale transactions were effected in compliance with Rule 17a-7 under the 1940 Act. For the period ended February 29, 2020, the cost from such purchases were $7,233, and the proceeds from such sales were $300,787 and net realized gain recognized was $10,013.

Service and distribution plans

UBS AM (US) is the principal underwriter of the Fund's shares. The Fund has adopted a service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plan governs payments made for the expenses incurred in the service of Class A shares. The Fund pays UBS AM (US) monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A shares. At February 29, 2020, the Fund owed UBS AM (US) $42,212 for service fees.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

UBS AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and shares. UBS AM (US) has informed the Fund that for the period ended February 29, 2020, it earned $9,250 in initial sales charges on Class A shares.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Fund. For the period ended February 29, 2020, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $26,749 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured at all times by cash, US government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, US government securities, and irrevocable letters of credit securing the loan falls below 100% for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, US government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At February 29, 2020, the Fund had securities on loan at value, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
$15,122,897	$10,775,822	$4,872,792	$15,648,614	U.S. Treasury Notes and U.S. Treasury Bills

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

The gross amount of recognized liabilities for securities lending transactions at February 29, 2020 was $10,775,822. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of the equity securities on loan are considered to be overnight and continuous.

Bank line of credit

The Fund participates with other funds managed or advised by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Interest on amounts borrowed is calculated based on prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, the Fund has agreed to pay a commitment fee on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization. For the period ended February 29, 2020, the Fund had no borrowings.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions.

During the period ended February 29, 2020, the Fund paid brokerage commissions to Morgan Stanley in the amount of $585.

During the period ended February 29, 2020, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $20,440,512. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund's investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Purchases and sales of securities

For the period ended February 29, 2020, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $110,704,925 and $116,504,106, respectively.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

For the six months ended February 29, 2020:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	10,711	$512,642	19,004	$940,958
Shares repurchased	(226,087)	(10,900,340)	(34,343)	(1,705,676)
Dividends reinvested	75,951	3,682,085	12,502	618,208
Net increase (decrease)	(139,425)	$(6,705,613)	(2,837)	$(146,510)

For the year ended August 31, 2019:

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	37,140	$1,662,268	—	$—	48,324	$2,346,487
Shares repurchased	(503,619)	(22,711,752)	(12,688)	(614,439)	(88,468)	(4,167,052)
Shares converted*	1,091,536	53,146,875	(1,137,075)	(53,146,875)
Dividends reinvested	448,905	18,068,430	—	—	63,387	2,600,750
Net increase (decrease)	1,073,962	$50,165,821	(1,149,763)	$(53,761,314)	23,243	$780,185

*  Conversion of Class C shares to Class A effective October 12, 2018.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended August 31, 2019 was as follows:

Distributions paid from:	2019
Ordinary Income	$6,865,780
Long term realized capital gains	16,277,005

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund's fiscal year ending August 31, 2020.

Aggregate cost for federal income tax purposes, including derivatives, was $221,386,183; and net unrealized appreciation (depreciation), including derivatives consisted of:

Gross unrealized appreciation	$18,686,772
Gross unrealized depreciation	(9,205,608)
Net unrealized appreciation (depreciation)	9,481,164

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2019, the Fund had no net capital loss carryforward.

ASC 740-10 "Income Taxes—Overall" set forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed and concluded as of February 29, 2020 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended February 29, 2020, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended August 31, 2019, remains subject to examination by the Internal Revenue Service and state taxing authorities.

UBS U.S. Allocation Fund

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. (Please note that on the SEC's Web site, the "filing type" designation for this information may be "NPORT-EX.") Additionally, you may obtain copies of Form N-PORT for the first and third quarters of each fiscal year from the Funds upon request by calling 1-800-647 1568. UBS U.S. Allocation Fund has filed its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year through August 1, 2019 on Form N-Q. Effective August 1, 2019, the Form N-Q has been rescinded, and therefore is no longer required to be filed. The Fund's historical Forms N-Q are available on the SEC's Web site at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Trustees

Meyer Feldberg
Chairman

Alan S. Bernikow

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

©UBS 2020. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S104

(a)	Copy of the report transmitted to shareholders:

(b)

Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Keith Weller , Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	May 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	May 7, 2020

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	May 7, 2020